SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2009

VSE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation or Organization)

0-3676	54-0649263
(Commission File Number)	(I.R.S. Identification Number)

2550 Huntington Avenue
Alexandria, Virginia	22303-1499
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (703) 960-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VSE CORPORATION

Item 2.02.	Results of Operations and Financial Condition

On October 29, 2009, VSE Corporation issued a press release announcing its financial results for the quarter ended September 30, 2009.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits
Exhibit Number

99.1	Press Release dated October 29, 2009 entitled, "VSE Reports Third Quarter 2009 Results"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VSE CORPORATION
(Registrant)

Date: October 29, 2009	/s/ T. R. Loftus
T. R. Loftus
Executive Vice President and Chief Financial Officer